Loans to/(From) Related Parties	12 Months Ended
Feb. 28, 2022
Loans To From Related Parties Table [Abstract]
LOANS TO/(FROM) RELATED PARTIES

12. LOANS TO/(FROM) RELATED PARTIES

	As of February 28
Figures in Rand thousands	2022	2021

Non-current assets
Loans to related party	19,400	19,400

Current liabilities
Loans from related parties	(2,134)	(891,977)

On December 29, 2020, the Company obtained a loan of ZAR 884.2 million (USD 58.5 million) from a related party, Orient Victoria Pte Ltd. The loan bears interest at rate of 1.25% per annum and is repayable on demand. The loan was fully repaid on April 22, 2021.

Other related party loans are unsecured, bear no interest and have no fixed terms of repayment. The fair value of these financial instruments approximates the carrying amount.